SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant  [x]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting  Material  Pursuant  to  Section   240.14a-11(c)  or  Section
     240.14a-12


                            The Neptune Society, Inc.
 ------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:


          ---------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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


                             [NEPTUNE SOCIETY LOGO]
                           3500 W. Olive, Suite #1430
                                Burbank CA 91505


                                 April 29, 2002

Dear Shareholders:

     You are cordially invited to attend the annual meeting of shareholders of The Neptune Society, Inc. (the "Company") to be held on Wednesday, May 22, 2002 at 8:30 a.m. (local time) at the conference room located at 2424 North Federal Highway, Boca Raton, Florida 33431 (the "Annual Meeting").

     In addition to the items set forth in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement, we will report on current activities of the Company and will provide an opportunity to discuss matters of interest to you as a shareholder.

     We sincerely hope you will be able to attend our Annual Meeting. However, whether or not you plan to attend, please sign, date and promptly return the enclosed proxy to ensure that your shares are represented.

     On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in The Neptune Society, Inc.


                                       Very truly yours,

                                       /s/ Marco Markin

                                       Marco Markin
                                       CEO and Chairman of the Board

                             [NEPTUNE SOCIETY LOGO]
                           3500 W. Olive, Suite #1430
                                Burbank CA 91505

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

              To be held on May 22, 2002 at 8:30 a.m. (local time)


To the Shareholders of The Neptune Society, Inc.:

NOTICE IS HEREBY GIVEN that the annual meeting of shareholders ("Annual Meeting") of The Neptune Society, Inc. ("Neptune Society" or the "Company") will be held on Wednesday, May 22, 2002 at 8:30 a.m. (local time) at the conference room located at 2424 North Federal Highway, Boca Raton, Florida 33431, for the following purposes:

     (1) To elect six directors for a term of one year, or until their successors have been duly elected and qualified

     (2) To ratify the appointment of Stonefield Josephson, Inc., as the auditor of the Company for the year ending December 31, 2002;

     (3) To approve and ratify the adoption of the 2002 Stock Plan;

     (4) To consider a special resolution to amend the Company's Articles of Incorporation to increase the authorized share capital of the Company to consist of 75,000,000 shares of common stock, par value $0.001 per share, and 10,000,000 shares of "blank check" preferred stock, par value $0.001 per share.

     (5) To receive the report of directors of the Company and to transact such other business as may properly come before the meeting.

Only shareholders of record at the close of business on April 19, 2002, will be entitled to notice of and to vote at the meeting or any adjournment thereof.

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented. Therefore, we urge you to sign, date and promptly return the enclosed proxy in the enclosed envelope. Your proxy may be revoked at any time prior to the Annual Meeting. If you later desire to revoke your proxy, you may do so at any time before it is exercised. If you attend the Annual Meeting, you shall, of course, have the right to vote in person.


April 29, 2002                       BY ORDER OF THE BOARD OF DIRECTORS:

                                     /s/ Marco Markin

                                     Marco Markin
                                     CEO and Chairman of the Board

THE PROXY STATEMENT WHICH ACCOMPANIES THIS NOTICE OF ANNUAL MEETING OF SHAREHOLDERS CONTAINS MATERIAL INFORMATION CONCERNING THE MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING, AND SHOULD BE READ IN CONJUNCTION WITH THIS NOTICE.

                              NEPTUNE SOCIETY, INC.

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 22, 2002


GENERAL INFORMATION

Your proxy, using the enclosed form, is solicited by the Board of Directors of The Neptune Society, Inc., a Florida corporation ("Neptune Society" or the "Company") for the Annual Meeting of Shareholders ("Annual Meeting") to be held at 8:30 a.m. (local time) on Wednesday, May 22, 2002, at the conference room located at 2424 North Federal Highway, Boca Raton, Florida 33431, and at any adjournment thereof. Management anticipates that the mailing to shareholders of this proxy statement and enclosed proxy will occur on or about May 1, 2002.

PURPOSE OF MEETING

The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Shareholders. Each proposal is described in more detail in this Proxy Statement.

VOTING RIGHTS

The Company's common stock is the only type of security entitled to vote at the Annual Meeting. Only shareholders of record at the close of business on April 19, 2002 ("Record Date") are entitled to receive notice of the Annual Meeting and to vote the shares they hold at the Annual Meeting or at any adjournment or postponement. As of the Record Date, there were 2,424,511 shares of common stock outstanding, each share being entitled to one vote on each matter to be voted upon. There is no cumulative voting.

Pursuant to Section 2.05 of the Company's Bylaws, the presence at the meeting, either in person or by proxy, of the holders of at least one-third (33.33%) of the shares of Common Stock outstanding on the Record Date will constitute a quorum, permitting the transaction of business at the Annual Meeting. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the Annual Meeting. The affirmative vote by holders of a majority of the shares present and entitled to vote will be required to approve proposals:

     (1) To elect six directors for a term of one year, or until their successors have been duly elected and qualified

     (2) To ratify the appointment of Stonefield Josephson, Inc., as the auditor of the Company for the year ending December 31, 2002;

     (3) To approve and ratify the adoption of the 2002 Stock Plan;

     (4) To consider a special resolution to approve a recommendation by the Company's Board of Directors to approve an increase of the authorized share capital of the Company to consist of 75,000,000 shares of common stock, par value $0.001 per share, and 10,000,000 shares of "blank check" preferred stock, par value $0.001 per share.

     (5) To receive the report of directors of the Company and to transact such other business as may properly come before the meeting.

Whether or not you are able to attend the meeting in person, you are urged to complete, sign, date, and return the accompanying proxy in the enclosed envelope. Your proxy is solicited by the Company's Board of Directors and when properly completed, will be voted at the Annual Meeting in accordance with your instructions. Proxies which are executed but do not specify a vote for, against, or in abstention, will be voted FOR proposals contained in this Proxy Statement. With respect to any other matters that may come properly before the Annual Meeting, the proxies will be voted as recommended by the Board of Directors or, if no recommendation is given, in the discretion of the proxy holders.

Your proxy may be revoked or changed at any time prior to the Annual Meeting. You may do this by advising the Secretary of the Company in writing of your desire to revoke your proxy, or by sending the Secretary another signed proxy with a later date before the beginning of the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so by voting in person. Expenses in connection with the solicitation of proxies will be paid by Neptune Society. Proxies are being solicited primarily by mail, although employees of Neptune Society (including officers) who will receive no extra compensation for their services may solicit proxies by telephone, telegraph, facsimile transmission or in person. The Company has not retained a proxy solicitor in connection with the Annual Meeting.

A copy of the Company's Annual Report on Form 10-K (without exhibits) for the fiscal year ended December 31, 2001 is being furnished to each shareholder together with this Proxy Statement.

                                 PROPOSAL NO. 1


ELECTION OF DIRECTORS

The Bylaws of the Company provide that the Company's Board of Directors ("Board") shall be increased or decreased from time to time by resolution of the Board or of the Shareholders and that all directors elected by the shareholders shall hold office until the next regular annual meeting of shareholders or until a director's successor is elected and qualified.

The Company presently has 6 directors serving on the Board.

Gary Loffredo, Marco P. Markin, David Schroeder, Rodney M. Bagley, Anthony George and Bryan G. Symington Smith, constitute the current directors of the Company now serving on the Board.

Each of the above individuals has been nominated by the Board for reelection as a director at the Annual Meeting, each to serve for a term of one year or until his successor has been duly elected and qualified.

The affirmative vote by holders of a majority of the shares present and entitled to vote at the Annual Meeting will be required to approve the election of each of the directors nominated in this proposal.

The accompanying proxy will be voted for these nominees, except where you indicate otherwise or authority to so vote is withheld. Should any of these individuals be unable to serve, the proxy will be voted for such person(s) as is designated by the Board.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" ALL OF THE DIRECTOR NOMINEES NAMED IN PROPOSAL 1.

NOMINEES FOR OUR BOARD OF DIRECTORS

The business of the Company is managed under the direction of the Board. The Board has responsibility for establishing broad corporate policies and for the overall performance of the Company. It is not, however, involved as a body in operating details on a day-to-day basis.

Subsequent  to December  31,  2001,  we  appointed  Anthony  George and Bryan G.
Symington Smith as directors to fill vacancies created as a result of the resignations of four members of our board.

The following table sets forth certain information with respect to our director nominees, all of whom are our current directors, and some of whom are our current executive officers and key personnel. The ages of the individuals are shown as of April 12, 2002.

                                                                          Director/            Age
Name                       Position                                       Officer Since
---------------------------------------------------------------------------------------------------
Marco P. Markin            CEO and Director of each of Neptune Society,   June 1999             37
                           Neptune Society of America, Inc., (since
                           October) and Neptune Management Corp. (since
                           June 1999)

David Schroeder(1)         President, Chief Operating Officer Secretary   November 2000         55
                           and Director of each of Neptune Society,
                           Neptune Society of America, Inc., and
                           Neptune Management Corp.; President of
                           Heritage Alternatives, Inc. (since January
                           2001)

Gary R. Loffredo(2)        Director of Neptune Society (since October     April 1999            40
                           1999) and Neptune Management Corp. (since
                           April 1999)

Rodney Bagley              Chief Financial Officer, Treasurer,            November 2000         41
                           Secretary and Director of each of Neptune
                           Society, Neptune Society of America, Inc.,
                           Neptune Management Corp., and Heritage
                           Alternatives, Inc.

Bryan G. Symington Smith   Director                                       March 2002            60


Anthony George             Director                                       March 2002            37

---------------------------------------------------------------------------------------------------
(1)  Mr.  Schroeder  resigned as Secretary of Neptune and all of its  affiliated companies  on March 6,  2002,  and was  replaced  in that  capacity  by Mr.
     Bagley.
(2)  Mr.  Loffredo  resigned  as a Director  of Neptune  Management  Corp.,  our subsidiary, effective as of March 7, 2002.



DIRECTOR NOMINEE BIOGRAPHIES

The biographies of our six director nominees are set forth below:

Marco P. Markin - Mr. Markin joined Neptune Society full time as our Chairman of the Board and Chief Executive Officer in September 1999. From November of 1995 to September of 1999, Mr. Markin was the Executive Vice President of TPP Management Inc., a private investment company, having a diverse portfolio consisting of residential/commercial real estate, merchant banking, and securities. Mr. Markin's expertise included corporate management, and corporate development, research and marketing. From January of 1990 to November of 1995, Mr. Markin was the founder and

CEO of M.P. Development Corporation, a commercial real estate company, which secured and managed a portfolio of 400,000 square feet of real estate. From 1994 through 1995, Mr. Markin was also the Acting President of Norton Motorcycle, a successful English motorcycle concern with a worldwide market presence. Mr.
Markin was  responsible for  restructuring  Norton  Motorcycle's  business plan, marketing, and production. From 1991 through 1994 Mr. Markin was the President and co-owner of Stock Deck Ltd., one of the largest direct marketing companies in Canada, which was subsequently sold to the Financial Post, one of Canada's largest newspaper concerns. From 1985 - 1990, Mr. Markin was the founder and CEO of Markin Development Group, a growing development company focusing on construction of multi-family apartment buildings and commercial offices. Mr. Markin graduated from Bishop College in Montreal in 1983. He also attended the University of British Columbia's Science Program.

David L. Schroeder - Mr. Schroeder was appointed Chief Operating Officer of Neptune Society on June 1, 2000, as a Director and Secretary of Neptune Society in November 2000, and as President of all Neptune companies in January 2001. Prior to his work with Neptune, Mr. Schroeder worked as the CEO of Community Memorial Centers, LLC, an Oregon cremation services company from May 1998 to July 2000. He has served on the board of directors for The Loewen Group, Inc., from August 15, 1990 to May 1, 1993, he was president of Universal Memorial Centers from 1984 to 1993, president and COO of Skyline Memorial Gardens & Crematory, and he worked for 7 years as a licensed funeral director and embalmer. Mr. Schroeder has served on the board and as an officer of the Oregon State Funeral Directors Association and as Chairman of the Oregon State Mortuary-Cemetery Licensing Board.

Rodney M. Bagley - Mr. Bagley has served as Director, Chief Financial Officer, Executive Vice President of Finance, Secretary and Treasurer of Neptune Society, Neptune of America, Neptune Management and Heritage Alternatives since November 2000, and as Secretary of all Neptune companies since March 2002. Prior to his appointment at Neptune Society, Mr. Bagley served as Chief Financial Officer of Avalon Pictures, Inc., a subsidiary of Black Entertainment Television from 1993 to 1998 and was President of RMB Consulting from 1999 to September 2000. He also served as Assistant General Manager and Controller of District Cablevision, L.P., a subsidiary of Telecommunication, Inc. from 1988 to 1992. Mr. Bagley graduated from the University of Maryland at College Park with a B.S. in Accounting in 1986.

Gary R. Loffredo - Since November 1998, Mr. Loffredo has been Vice President of Investment Banking for BG Capital Group. BG Capital Group is a venture capital and merchant banking firm with offices in Florida and Canada. Prior to joining BG Capital, Mr. Loffredo began his career at Lehman Brothers in New York and Miami where he worked for 12 years. From April 1997 to December 1998, Mr. Loffredo served as President for Rome Supply Corp, a private construction company he founded based in Florida. Mr. Loffredo majored in finance, graduating from the University of South Carolina with a Bachelor of Science Degree in 1984. Mr. Loffredo resigned as a Director of Neptune Management Corp., our subsidiary, effective as of March 7, 2002.

Bryan G. Symington Smith - Mr. Smith is currently serving as our director. He started his career in 1967 with Nesbitt Thomson, served as Vice President and Director of Draper Dobie Limited from 1973-1977, as Senior VP of Gardiner Watson Limited from 1977-1987. In 1990, Mr. Smith co-founded Burgundy Asset Management. Although Mr. Smith retired in 1998, he is currently serving as a director of several companies and non-profit organizations.

Anthony George - Mr. George is currently serving as our director. Since 2000 he has been a Head Trader at Yorkton Capital in Ontario Canada, and is currently awaiting his approval to become a Senior VP with Yorkton. From 1986 - 2000, Mr. George was a Trader with Midland/Merrill Lynch in Canada, and was also nominated as the Vice President.

None of our executive officers or key employees are related by blood, marriage or adoption to any director, any of our director nominees or any other executive officer.

BOARD COMMITTEES

Our Board has no nominating committee or audit committee. Neptune is in the process of appointing an audit committee ("Audit Committee"). When formed, the Audit Committee will be responsible for reviewing our financial reporting procedures and internal controls, the scope of annual and any special audit examinations carried out by our auditors, the performance of our auditors, systems and controls established to comply with financial regulatory requirements and our annual financial statements before they are reviewed and approved by the Board. Such reviews will be carried out with the assistance of our auditors and our senior financial management.

Our Board has established a Compensation Committee. The Compensation Committee consists of three directors: Marco Markin, David Schroeder and Rodney Bagley. The Compensation Committee is responsible for the establishment and revision of our compensation policy, the review of the compensation (including stock options) of our senior management and its subsidiaries, and to make recommendations to the Board for adjustments to such compensation. The Committee is also responsible for the administration of our stock option plan and its benefit plans.

Our compensation committee submits compensation recommendations to our Board for Board approval. Compensation for our chief executive officer was determined considering his efforts in assisting in the development of our business strategy, the salaries of executives in similar positions, the development of business, and our general financial condition.

Our Board believes that the use of stock options and direct stock awards is at times appropriate for directors, officers and employees, and in the future intends to use direct stock awards to reward outstanding service or to attract and retain individuals with exceptional talent and credentials. The use of stock options and other awards is intended to strengthen the alignment of interests of executive officers and other key employees with those of our shareholders.

BOARD AND COMMITTEE MEETINGS

During the fiscal year ended December 31, 2001, the Board met 4 times in person (including telephone participants) and approved actions by written consent another 14 times. Each director attended all of the Board meetings held during the fiscal year ended December 31, 2001.

By written consent action, our Board met in April of 2002 in order to set the meeting date, record date, and agenda for our Annual Meeting and to take certain other actions.

To our knowledge, there are no arrangements or understanding between any of our executive officers of Neptune Society and any other person pursuant to which the executive officer was selected to serve as an executive officer.

DIRECTOR COMPENSATION

None of our directors received compensation for their service as directors during the fiscal years ended December 31, 2000 and December 31, 2001, except for Mr. Thomas J. Soucy, one of our former directors, who received $24,000.

Our directors do not receive cash compensation for their services as directors or members of committees of the Board. Our directors are reimbursed for their reasonable expenses incurred in attending Board or committee meetings.

Our 2002 Stock Plan (the "Plan"), presented for the approval and ratification of our shareholders at the Annual Meeting, will permit the granting of options for the purchase of shares of our common stock to our employees, consultants, advisors and to our directors.

VOTING SECURITIES AND PRINCIPAL HOLDERS

We are not, to the best of our knowledge, directly or indirectly owned or controlled by another corporation or foreign government.

The following table sets forth the ownership interest as of March 31, 2002, direct and indirect, of: (i) all persons known to us to be the beneficial owner of more than 5% of our common stock, (ii) all six of our directors (who also constitute all six of our director nominees); (iii) all of our named executive officers (all of whom are also directors and director nominees), and (iv) all of our directors and named executive officers as a group:

                                                                      Number of
                                                                        Common
Name of Director/Officer        Address                               Shares Owned     Percent of Class(1)
----------------------------------------------------------------------------------------------------------
5% Beneficial Owners:
---------------------
CapEx, L.P.                     518 17th Street, Suite 1700            1,131,250(2)          25.21%
                                Denver, CO 80202

D.H. Blair Investment Banking   44 Wall Street, 2nd Floor                756,917(3)          17.54%
Corp.                           New York, NY 10005

Greenleaf Investors II, L.L.C.  c/o The Apogee Companies                 311,448(4)           7.22%
                                4444 Lakeside Drive, Suite 340,
                                Burbank, California 91505


Named Executive Officers and
Directors:
----------------------------
Marco P. Markin                 3500 W. Olive, Suite 1430                 92,899(5)           2.15%(5)
CEO, President & Director       Burbank, CA  91505

Rodney Bagley(6)                3500 W. Olive, Suite 1430                 58,523              1.34%
CFO, Treasurer & Director       Burbank, CA  91505

David Schroeder(7)              3500 W. Olive, Suite 1430                 61,334(8)           1.42%(8)
COO, Secretary & Director       Burbank, CA  91505

Bryan G. Symington Smith        3500 W. Olive, Suite 1430                   None               None
Burbank, CA  91505

Anthony George                  3500 W. Olive, Suite 1430                   None               None
                                Burbank, CA  91505

Named Executive Officers and                                             225,880(10)          5.23%(10)
Directors as a group(9)
----------------------------------------------------------------------------------------------------------
*    Less than one percent (1%).

(1) Based on 4,316,178 common share equivalents that were outstanding as of March 31, 2002, which consists of 2,424,511 shares that were actually issued and outstanding as of that date together with the 1,891,667 shares of common stock that are issuable upon the conversion of three outstanding convertible debentures that are fully convertible as of that date.

(2) Consists of 101,250 shares of common stock, 30,000 shares of common stock that are acquirable upon exercise of immediately exercisable common stock purchase warrants and 1,000,000 shares of common stock that are acquirable upon the conversion of an outstanding convertible debenture that is immediately convertible.
(3) Consists of 70,250 shares of common stock, 20,000 shares of common stock that are acquirable upon exercise of immediately exercisable common stock purchase warrants and 666,667 shares of common stock that are acquirable upon the conversion of an outstanding convertible debenture that is immediately convertible.
(4) Consists of 78,948 shares of common stock, 7,500 shares of common stock that are acquirable upon exercise of immediately exercisable common stock purchase warrants and 225,000 shares of common stock that are acquirable upon the conversion of one outstanding convertible debenture that is immediately convertible.
(5) Consists of 15,625 shares of common stock and 77,273 shares of common stock that are acquirable upon exercise of vested options.
(6)  Mr.  Bagley was  appointed  Secretary of all Neptune  companies on March 7,
     2002.
(7)  Mr.  Schroeder  resigned as Secretary of all Neptune  companies on March 7,
     2002.
(8) Consists of 5,529 shares of common stock and 58,523 shares of common stock that are acquirable upon exercise of vested options.
(9)  Includes:  Mssrs. Loffredo,  Harris, Markin,  Bagley,  Shroeder,  Soucy and
     Camp.
(10) Consists of 21,154 shares of common stock plus 204,727 options that are acquirable upon exercise of vested options.


We have no knowledge of any arrangements, including any pledge by any person of securities of The Neptune Society, the operation of which may at a subsequent date result in a change in our control.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), requires that the Company's officers and directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, file reports of ownership and changes of ownership with the SEC. Officers, directors and greater than ten percent (10%) shareholders are required by SEC regulation to furnish the Company with copies of all such reports they file.

The following represents each person who did not file on a timely basis reports required by Section 16(a) of the Exchange Act during the year ended December 31, 2001:

Name                        Reporting Person                      Form 3/# of       Form 4/# of      Form5/# of
                                                                  transactions      transactions     transactions
-----------------------------------------------------------------------------------------------------------------
Marco P. Markin             CEO and Director                        Late/1              N/A             Late/2

David Schroeder(1)          President, Chief Operating Officer      Late/1              N/A             Late/2
                            Secretary and Director

Gary R. Loffredo(2)         Director                                Late/1              N/A             Late/1

Thomas J. Soucy(3)          Former director                         Late/1              N/A             Late/1

Rodney Bagley(4)            Chief Financial Officer, Treasurer      Late/1              N/A             Late/2
                            and Director

Gary I. Harris(5)           Former director                         Late/1              N/A             Late/1

Tom Camp(6)                 Former director                         Late/1              Late/1          N/A
-----------------------------------------------------------------------------------------------------------------
(1)  Mr. Schroeder resigned as Secretary effective as of March 6, 2002
(2)  Mr. Loffredo resigned as a Director of Neptune Management Corp.,  effective as of March 7, 2002.
(3)  Mr. Soucy resigned as a director effective as of January 18, 2002.
(4)  Mr. Bagley was appointed as Secretary effective as of March 6, 2002.
(5)  Mr. Harris resigned as a director effective as of March 11, 2002.
(6)  Mr. Camp resigned as a director effective as of February 27, 2002.

Additional Information with Respect to Compensation Committee Interlocks and Insider Participation in Compensation Decisions

Our Compensation Committee consists of three directors: Marco Markin, a director and our President and Chief Executive Officer, David Schroeder, a director and our Chief Operating Officer, and Rodney Bagley, a director and our Chief Financial Officer.

The Compensation Committee is responsible for the establishment and revision of our compensation policy, the review of the compensation (including stock options) of our senior management and its subsidiaries, and to make recommendations to the Board for adjustments to such compensation. The Committee is also responsible for the administration of our stock option plan and its benefit plans.

The Compensation Committee determined the compensation paid to Marco Markin, our Chief Executive Officer, based on several factors, including the compensation paid to chief executive officers of similarly situated companies, our revenue growth and expansion growth over the past twelve months, our financial position, our success raising financing to meet our capital obligations and our financial performance. Mr. Markin did not participate in the determination of his compensation.

Mr. Schroeder was a principal of the company we acquired our Portland Business from, and we entered into an employment agreement with Mr. Schroeder in connection with the acquisition. The determination of Mr. Schroeder's compensation was negotiated at arms' length prior to his appointment to our board of directors and the Compensation Committee. We subsequently sold our Portland Business effective December 31, 2001.

OTHER COMPENSATION MATTERS

Our Board believes that the use of stock options and direct stock awards is at times appropriate for directors, officers and employees, and in the future intends to use direct stock awards to reward outstanding service or to attract and retain individuals with exceptional talent and credentials. The use of stock options and other awards is intended to strengthen the alignment of interests of executive officers and other key employees with those of our shareholders.

The amount of compensation paid by Neptune Society to each of its directors and officers and the terms of those persons' employment is determined solely by the Board by and through the Compensation Committee, except as otherwise noted below. We believe that the compensation currently paid to our directors and officers are fair to Neptune Society. See "Employment Arrangements" below.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Management and Others

Except as otherwise disclosed herein, no director, senior officer, principal shareholder, or any associate or affiliate thereof, had any material interest, direct or indirect, in any transaction since the beginning of the last financial year of the Company that has materially affected the Company, or any proposed transaction that would materially affect the Company, except for an interest arising from the ownership of shares of the Company where the member will receive no extra or special benefit or advantage not shared on a pro rata basis by all holders of shares in the capital of the Company.

Transactions with Emanuel Weintraub

In December 2001, the Company executed an agreement with Mr. Emanuel Weintraub, the former President of The Neptune group of companies and the Weintraub Trust ("Weintraub") to restructure the remaining $2.7 million of acquisition debt, previously due January 2002, at 12% interest per annum.

On December 27, 2001, the Company paid Weintraub $333,000 of note principle, and agreed to amortize $963,000 over 18 months and make a lump-sum payment of $1,429,000 in July 2003. Also as a part of the agreement, the Company paid $168,000 in loan fees related to previous loan restructurings, issued a 12% non-amortizing, note payable of $350,000 due July 31, 2001 for additional loan fees related to this restructuring and issued Weintraub 75,000 shares of the Company's common stock valued to $126,000.

Green Leaf Bridge Loan

In August 2001, Wilhelm Mortuary, Inc. obtained a bridge loan in the principal amount of $1,575,000 from Green Leaf Investors II, LLC a California limited liability company managed by Tom Camp, our former director who resigned on February 28, 2002.

Sale of Portland Assets

Effective December 31, 2001, we sold substantially all of the assets related to the Portland Business and the Portland Property to Western Management Services, L.L.C., an Oregon limited liability company managed by Michael Ashe, our former Vice President of Operations, under the terms of an asset purchase agreement (the "Portland Purchase Agreement"). In connection with the acquisition of the Portland Business and the Portland Property, Mr. Ashe's employment agreement with Neptune Society was terminated in its entirety and Mr. Ashe entered into a consulting agreement with Neptune Management to provide consulting services to us.

Restructuring of Green Leaf Bridge Loan

In connection with our sale of the Portland Assets, we entered into a note extension and assumption agreement with Green Leaf, under which (i) we agreed to pay Green Leaf a fee of 75,000 shares of Neptune Society common stock; (ii) we granted Green Leaf piggy-back registration rights and preemptive rights related to the Green Leaf Consideration Shares; and (iii) we agreed to pay $75,000 of the principal due under the Green Leaf Note by Neptune Society issuing Green Leaf a convertible debenture in the principal amount of $75,000, due July 31, 2002, convertible into shares of common stock of Neptune Society at $0.333333 per share, subject to anti-dilution price protection, which in the event that The Neptune Society effects a reverse split of it common stock prior to July 31, 2002 the conversion price of the convertible debenture would not exceed $0.333333 per share (post split).

CMC Convertible Debenture Restructuring

In connection with our sale of the Portland Assets, we amended the terms of a $1 million convertible debenture issued to Community Memorial Centers, L.L.C., a limited liability company. David Schroeder, our Chief Operating Officer, President and Director, and Michael Ashe, our Former Vice President of Operations, are members of Community Memorial Centers, L.L.C.

We believe that the foregoing transactions were entered into terms as favorable as would have been entered into with unrelated third parties.

See also "Employment Arrangements" below.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth compensation paid to each of the individuals who served as our Chief Executive Officer and our other most highly compensated executive officers (the "named executives officers") for the fiscal years ended December 31, 1999, 2000 and 2001. The determination as to which executive officers were most highly compensated was made with reference to the amounts required to be disclosed under the "Salary" and "Bonus" columns in the table.


============================================================================================================================
SUMMARY COMPENSATION TABLE

                                                                        Long-Term Compensation
                                                               -----------------------------------------
                                     Annual Compensation
                                 ---------------------------
                                                                         Awards
                                                               ---------------------------
                                    Salary    Bonus    Other Annual   Deferred     Securities    LTIP Payouts    All Other
                                                         Compens-     Compens-     Under-lying                 Compens-ation
Name and                                                  ation        ation      Options/SARs
Principal Position        Year       ($)       ($)         ($)          ($)           (#)                          ($)
---------------------------------------------------------------------------------------------------------------------------
Marco Markin(1)           2001    $ 145,233      -       $ 98,287    $ 54,767       159,432                        $
President, CEO and        2000    $ 120,000              $ 83,000                    37,500
Director of Neptune       1999    $  40,000
Society


Emanuel Weintraub(2)      2001            -      -       $587,325
Consultant to             2000            -      -       $240,000
Neptune of America        1999            -      -       $263,000


David Schroeder(3)        2001    $ 134,616      -       $ 21,355    $ 38,263       149,432                       $ 62,189
Chief Operating           2000    $ 120,000      -              -                    18,750
Officer of Neptune        1999            -
Society

Gary Harris(4)            2001    $  75,000      -       $134,619                     7,500
National Sales            2000    $  75,000      -       $ 78,000                     3,125
Manager of Neptune        1999            -
Management

Rodney Bagley(5)          2001    $ 161,737      -       $ 23,355    $ 38,263       149,432                       $ 60,189

                                                                                   18,750
---------------------------------------------------------------------------------------------------------------------------
(1)  Mr.  Markin was  appointed  as an  executive  officer and a director of our
     Subsidiaries  in April of 1999. He was appointed as our CEO and Chairman in
     October 1999.  In 2001,  his annual was salary of $200,000 of which $54,767 was deferred. See "Employment Contract" section. In 2001, we reimbursed Mr.
     Markin for car, travel,  rent and related  expenses,  as per his employment agreement, in the amount of $98,287.
(2)  Mr. Weintraub was the President of The Neptune group of companies generally described  in our  Annual  Report on Form 10-K for the  fiscal  year  ended
     December 31, 2001.  The Neptune  group of companies  paid  compensation  of
     $430,000  to  Mr.  Weintraub  in  1999.  Mr.  Weintraub  also  served  as a consultant  to the Company  from April 1999 to December  2001.  During that period, all of Mr.  Weintraub's  compensation was related to his consulting agreement with the Company.
(3)  Mr. Schroeder has served as our Chief Operating Officer since June 1, 2000.
     In 2001, his annual salary was $200,000 of which $38,263 was deferred.  See
     "Employment  Contract" section.  In 2001, we paid Mr. Schroeder $21,355 for lease payments for personal use of an automobile. Mr. Schroeder is entitled to $62,189 for reimbursement of expenses which have been deferred.
(4)  In 2001,  Mr. Harris earned a salary of $75,000 per year and a bonus in the form of sales commissions based on the number of Pre-Need Contracts sold by independent  contractors that he manages.  Mr. Harris earned  approximately
     $78,000 from sales commissions.
(5)  Mr.  Bagley was appointed  Chief  Financial  Officer of Neptune  Society in
     November 2000. In 2001, his annual salary was $200,000 of which $38,263 was deferred.  In 2001,  we paid Mr.  Bagley  $23,355  for lease  payments  for personal  use of an  automobile.  Mr.  Bagley is  entitled  to $62,189  for reimbursement of expenses which have been deferred.


Director and Officer Stock Option/Stock Appreciation Rights ("SARs") Grants

Set forth below are the stock options we granted to our named executive officers in our most recently completed fiscal year, the fiscal year ended December 31, 2001. Such stock options expire three years after the grant date. We did not grant any Stock Appreciation Rights ("SARs") during the most recently completed fiscal year.

======================================================================================================
OPTION/SAR GRANTS IN LAST FINANCIAL YEAR

Individual Grants
                                                                        Market Value of
                                                                        Common Shares
                      Common Shares     % of Total                      Underlying
                      under             Options/SARs    Exercise or     Options on the
                      Options/SARs      Granted to      Base Price      Date of Grant       Expiration
                      Granted           Employees in    ($/Common       ($/Common Share)    Date
Name                  #                 Financial Year  Share)
------------------------------------------------------------------------------------------------------
Marco Markin              28,750              33%         $10.00            $10.00           June 2003
President, CEO and       130,681                          $ 4.40            $ 8.80           June 2010
Director of
Neptune Society

David Schroeder           18,750              31%         $10.00            $10.00           June 2003
Chief Operating          130,681                          $ 4.40            $ 8.80           June 2010
Officer of Neptune
Society

Gary Harris                7,500               2%         $10.00            $10.00           June 2003
National Sales
Manager of Neptune
Management

Rodney Bagley             18,750              31%         $10.00            $10.00           June 2003
Chief Financial          130,681                          $ 4.40            $ 8.80           June 2010
Officer of Neptune
Society

Gary Loffredo              2,500              >1%         $10.00            $10.00           June 2003
Director of Neptune
Society
------------------------------------------------------------------------------------------------------

Aggregated Option/SAR Exercises in Last Fiscal Year- and Fiscal Year-End Option/SAR Values

There were no stock options or SARs exercised during the last fiscal year-end, and there were 275,256 vested options or SARs at December 31, 2001.

Long Term Incentive Plans

No long-term incentive awards were made during the most recently completed fiscal years ended December 31, 1999, 2000 and 2001.

Defined Benefit or Actuarial Plan Disclosure

We do not provide retirement benefits for the directors or officers.

Compensation of Directors

None of our Directors received compensation for their service as directors during the fiscal years ended December 31, 2000 and December 31, 2001, except for Mr. Thomas Soucy, our former director, who received $24,000.

Employment  Contracts  and  Termination  of  Employment  and   Change-In-Control
Arrangements

Employment Arrangements

On June 6, 2001, the Company entered into employment agreements ("Agreements") with Mr. Marco Markin, our Chairman of the Board and our Chief Executive Officer, Mr. David Schroeder, our President and Chief Operating Officer, and Mr. Rodney M. Bagley, our Executive Vice President-Finance and our Chief Financial Officer (collectively "Officers"). The Agreements are substantially the same. The Agreements provide for each respective Officer's employment at their respective position or higher. The Agreements provide for employment through December 31, 2005.

Under the Agreements, each respective Officer receives an annual base salary of $200,000 ($30,000 deferred subject to the Compensation Committee), up to 113,750 options to purchase, at a discount, shares of the Company's common stock vesting over the employment period, and a minimum annual bonus payments equal to 50% of base salary subject to the Company achieving certain performance based criteria. Our Compensation Committee determines the relevant performance measures, the amount of the annual bonus payment and when deferred basic salary payment will be made.

During the employment period, the Officers receive employee benefits no less favorable than those provided to our other senior managers. The Agreements provide that if any Officer resigns with good reason or if we terminate their employment other than for cause or disability, then they will be entitled to receive an immediate lump sum cash payment and certain installment payments equal to the sum of:

     o accrued, but unpaid, base salary or other payment and vacation through the date of termination;

     o two or three times their base salary, depending upon period of service; and

     o the higher of $500,000 or three times the highest annual bonus paid for any fiscal year during the employment period.

They will also receive continued benefits for the longer of three years or the remainder of the employment period. If any Officers' employment is terminated due to disability, or in the event of death, the Officer(s) or his estate will receive continued payments of the base salary for the remainder of the scheduled term of the Agreement less any disability benefits. If any Officers' employment is terminated for any other reason, he will be entitled to receive his accrued, but unpaid, base salary and other payments and vacation through the date of termination. The Company agreed to issue each of the Officers a signing bonus of up to 17,000 options to purchase shares of the Company's common stock at a discount.

Under the Agreement, the respective Officer can not compete with us, or solicit our employees, during his employment term. In addition, if an Officer terminates employment without good reason during the employment period or is terminated by us for cause, the non-competition and non-solicitation continue for one year after the termination of employment.

Report on Repricing of Options/SARs

We did not reprice any options or SARs outstanding during the most recently completed fiscal years ended December 31, 2000 and 2001.

The 1999 Incentive Stock Option Plan

On October 8, 1999, shareholders of Neptune Society approved the 1999 Stock Option Plan, as approved by the Board of Directors on June 1, 1999 (the "1999 Plan"). The 1999 Plan provides for the grant of incentive and non-qualified options to purchase up to 225,000 shares of Neptune Society common stock to our employees and such other persons as the Plan Administrator (which currently is the Board of Directors) may select. The 1999 Plan is intended to help attract and retain key employees and such other persons as the Plan Administrator may select and to give such persons an equity incentive to achieve the objectives of our shareholders.

Under the 1999 Plan, incentive stock options may be granted to any individual who, at the time the option is granted, is an employee of Neptune Society or any related corporation. Non-qualified stock options may be granted to employees and to such other persons as the Plan Administrator may select. The Plan Administrator fixes the exercise price for options in the exercise of its sole discretion, subject to certain minimum exercise prices in the case of Incentive Stock Options. The exercise price may be paid in cash, certified check or cashier's check. Options will not be exercisable until they vest according to a vesting schedule specified by the Plan Administrator at the time of grant of the option.

Options granted under the 1999 Plan are non-transferable except by will or the laws of descent and distribution. Except as otherwise specified by the Plan Administrator or the employee's stock option agreement, vested but unexercised options issued under the 1999 Plan terminate upon the earlier of: (i) the expiration of the option term specified by the Plan Administrator at the date of grant (generally ten years; or, with respect to Incentive Stock options granted to greater-than ten percent shareholders, a maximum of five years); or (ii) the expiration of ninety (90) days from the date of an employee epitome's termination of employment with Neptune Society or any related corporation for any reason whatsoever. Unless accelerated in accordance with the 1999 Plan, unvested options terminate immediately upon termination of employment of the optioned by us for any reason whatsoever, including death or disability.

Under the 1999 Plan, we have granted options exercisable to acquire a total of 210,875 shares of our common stock as follows:

Grantee                         Number of Shares    Exercise     Expiration Date
                                Acquirable Upon      Price
                                   Exercise
--------------------------------------------------------------------------------
December 31, 1999 Grants
------------------------
Sales Representatives              14,500            $47.00          3 Years

Directors, Employees and           53,125            $47.00          3 Years
Trustees


March 2, 2000 Grants
--------------------
Employees                           9,750            $48.48          3 Years


May 31, 2000 Grants
-------------------
Trustees                            1,250            $56.00          3 Years


July 5, 2000 Grants
-------------------
Employees                          21,500            $53.00          3 Years


July 7, 2000 Grants
-------------------
Employees                           1,250            $55.72          3 Years


September 25, 2000 Grants
-------------------------
Employees                          18,750            $55.00          3 Years


June 5, 2001 Grants
-------------------
Directors, Employees and Trustees  88,500            $10.00          3 Years


October 1, 2001 Grants
----------------------
Employees                           2,500            $ 3.64          3 Years


Total                             210,750              ----            ----
--------------------------------------------------------------------------------


The number of acquirable shares upon exercise includes 71,188 options that have been cancelled as of December 31, 2001.

Vesting Schedules

Options granted to sales representatives vest over a period of three years and based on the number of contracts sold during the period from January 01 to December 31, each year as follows:

Contracts Sold During Year             Total # of Shares Eligible for Vesting
--------------------------             --------------------------------------
100-199                                              62.5
200-299                                             125
300-399                                             250
400-499                                             500
500-599                                             750
600+                                              1,000

In addition, we may grant sales representatives options to acquire common shares that are not subject to performance requirements.

Options granted under our 1999 Plan to our directors, trustees and other employees generally vest pro rata over one to three years beginning on the date of grant.

Options granted under provisions of certain of our executive employment agreements vest pro rata over the five year lives of the agreements.

PERFORMANCE GRAPH

Set forth below is a graph comparing the cumulative total return to stockholders on the Company's common stock with the cumulative total return of the Nasdaq Composite Index for the period beginning on May 19, 2000 (the date the Company began to be actively traded on the Pink Sheets), and the years ended on December 31, 2000 and 2001.

                               [Performance Graph]

                                  May 19,        December 31,       December 31,
                                   2000             2000               2001

The Neptune Society, Inc.          $100            $84.11              $2.99
Nasdaq Composite Index             $100            $72.87             $57.53

The total return on the common stock and the Nasdaq Composite Index assumes the value of the investment was $100 on May 19, 2000, and that all dividends were reinvested, although dividends have not been declared on the Company's common stock. Return information is historical and not necessarily indicative of future performance.

INDEPENDENT PUBLIC ACCOUNTANTS

As previously reported on Form 8-K filed on February 12, 2002, as amended March 5, 2002, on January 25, 2002, KPMG LLP (the "Former Accountant"), was dismissed as independent certified public accountant and independent auditor for Neptune Society.

The consolidated reports of the Former Accountant on Neptune Society and its subsidiaries' financial statements for either of the past two years did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles except that the Former Accountant's report on the December 31, 2000 financial statement contained a separate paragraph stating that: "The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company had suffered recurring losses from operations and has a net working capital deficiency that raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

In a letter dated December 18, 2001, the Former Accountant informed Neptune Society that they noted certain matters involving Neptune Society's internal controls and its operations that they considered to be reportable conditions under standards established by the American Institute of Certified Public Accountants ("AICPA"). The reportable conditions are related to:

     (a) the design and operation of internal controls over the systems and processes for recording deferred revenue and related deferred costs; and

     (b) information technology to track, account, and monitor accounts receivable detail by customer for pre-need, at-need, and travel receivables, which the Former Accountant advised Neptune Society that if not addressed in the near term, will likely become a material weakness to Neptune Society.

Management has discussed the above matters with Neptune Society's Board and Neptune Society has authorized the Former Accountant to fully respond to the inquiries of Stonefield Josephson, Inc., regarding these matters. Neither Neptune Society's Board of Directors nor any committee of the Board of Directors has discussed the subject matter of the reportable conditions with the Former
Accountant. However, the letter containing the reportable conditions was addressed to the Board of Neptune

Society. These conditions did not result in any disagreement or difference in opinion between Neptune Society and the Former Accountant.

During Neptune Society's two most recent fiscal years and the subsequent interim period through January 25, 2002, there were no disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accountant would have caused it to make reference to the subject matter of the disagreement in connection with its report.

On January 25, 2002 Neptune Society engaged Stonefield Josephson, Inc., as its independent auditor and independent certified public accountant. The decision to change accountants from the Former Accountant to Stonefield Josephson, Inc., was approved by the Board. During Neptune Society's two most recent fiscal years, and any subsequent interim period prior to engaging Stonefield Josephson, Inc., Neptune Society has not consulted Stonefield Josephson, Inc., regarding: (i) either (a) the application of accounting principles to a specified transaction, either completed or proposed; or (b) the type of audit opinion that might be rendered on Neptune Society's financial statements, and neither a written report was provided to Neptune Society or oral advice was provided that Stonefield Josephson, Inc., concluded was an important factor considered by Neptune Society in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph 304(a) (1) (iv) of Regulation S-K) or a reportable event (as described in paragraph 304 (a)(1)(v) of Regulation S-K).

Neptune Society filed a current report on Form 8-K, as amended on March 5, 2002, provided the Former Accountant with a copy of the disclosure and requested in writing that the Former Accountant furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the foregoing statements made by Neptune Society. A copy of the letter of the Former Accountant to the Securities and Exchange Commission, dated February 1, 2002 was filed as Exhibit 16.1 to the Form 8-K.

Principal Accounting Firm Fees

The following table sets forth the aggregate fees billed to the Company by KPMG LLP for the audit of the Company's annual financial statements and the reviews of the Company's Forms 10-Q made during the year ended December 31, 2001 together with other financial information systems design and implementation fees:

    Audit Fees:                                                         $ 40,200
    Financial Information Systems Design and Implementation Fees(1):    $ 50,900
    All Other Fees:                                                     $      0
                                                                        --------
    Total:                                                              $ 91,100

(1) Includes fees for tax consulting, permitted internal audit outsourcing and other non-audit services. The Board considered whether the provision of these services was compatible with maintaining the Former Accountant's independence.


The following table sets forth the aggregate fees billed to the Company by Stonefield Josephson, Inc., for the audit of the Company's annual financial statements and the reviews of the Company's Forms 10-Q made during the year ended December 31, 2001 together with other financial information systems design and implementation fees:

    Audit Fees:                                                         $ 58,000
    Financial Information Systems Design and Implementation Fees(1):    $      0
    All Other Fees:                                                     $      0
                                                                        --------
    Total:                                                              $ 58,000

(1) Includes fees for tax consulting, permitted internal audit outsourcing and other non-audit services. The Board considered whether the provision of these services was compatible with maintaining the accountant's independence.


AUDIT COMMITTEE

The Company does not presently have an audit committee.

                                   PROPOSAL 2

        THE RATIFICATION OF THE SELECTION OF STONEFIELD JOSEPHSON, INC.,
           AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE ENSUING YEAR.

The Board requests that the shareholders ratify its selection of Stonefield Josephson, Inc. ("Stonefield Josephson") as the independent auditor for the Company for the fiscal year ending December 31, 2002. If the shareholders do not ratify the selection of Stonefield Josephson, another firm of certified public accountants will be selected as independent auditors by the Board.

The Company has invited representatives of Stonefield Josephson to attend the Annual Meeting, to make a statement if they desire to do so and to respond to appropriate questions. However, representatives of Stonefield Josephson are not expected to be at the Annual Meeting. Written questions may be directed to the Irvine office of Stonefield Josephson which is located at 18500 Von Karman Ave. Irvine, CA, 95612-0540, telephone number 949-653-9400.

The affirmative vote by holders of a majority of the shares present and entitled to vote at the Annual Meeting will be required to approve this proposal.

Unless otherwise instructed, the shares represented by the enclosed form of Proxy will be voted for the appointment of Stonefield Josephson.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ratification of the selection OF STONEFIELD JOSEPHSON, INC., as independent --- auditors for the company for THE ENSUING YEAR.

                                   PROPOSAL 3

           THE RATIFICATION OF THE NEPTUNE SOCIETY'S 2002 STOCK PLAN.

The 2002 Stock Plan

Effective April 12, 2002, our Board unanimously approved the 2002 Stock Plan of The Neptune Society (the "2002 Plan"). The 2002 Plan provides for the grant of incentive and non-qualified options to purchase up to 750,000 shares of Neptune Society common stock to our employees and such other persons as the Plan Administrator (which currently is the Board of Directors) may select. The 2002 Plan is intended to help attract and retain key employees and such other persons as the Plan Administrator may select and to give such persons an equity incentive to achieve the objectives of our shareholders.

Under the 2002 Plan, incentive stock options may be granted to any individual who, at the time the option is granted, is an employee of Neptune Society or any related corporation. Non-qualified stock options may be granted to employees and to such other persons as the Plan Administrator may select. The Plan Administrator fixes the exercise price for options in the exercise of its sole discretion, subject to certain minimum exercise prices in the case of Incentive Stock Options. The exercise price may be paid in cash, certified check or cashier's check. Options will not be exercisable until they vest according to a vesting schedule specified by the Plan Administrator at the time of grant of the option.

Options granted under the 2002 Plan are non-transferable except by will or the laws of descent and distribution. Except as otherwise specified by the Plan Administrator or the employee's stock option agreement, vested but unexercised options issued under the 2002 Plan terminate upon the earlier of: (i) the expiration of the option term specified by the Plan Administrator at the date of grant (generally ten years; or, with respect to Incentive Stock options granted to greater-than ten percent shareholders, a maximum of five years); or (ii) the expiration of ninety (90) days from the date of an employee epitome's termination of employment with Neptune Society or any related corporation for any reason whatsoever. Unless accelerated in accordance with the 2002 Plan, unvested options terminate immediately upon termination of employment of the optioned by us for any reason whatsoever, including death or disability.

Potential  Participation  by  Employees,  Consultants,  Advisors,  Directors and
Others

We believe that the following parties will be eligible to participate in our 2002 Plan:

     o    All  employees,   including  our  full-time  counselors  and  mortuary
          personnel, our telemarketers and our administrative personnel.

     o All of our independent contractors and all of the directors serving on our Board of Directors.

We anticipate that all of the foregoing persons will likely be eligible to receive stock option grants under our 2002 Plan, although we have not yet determined to issue stock options or stock awards to any such parties and we have not yet granted any stock options under the 2002 Plan. Our 2002 Plan is attached to this proxy circular as Schedule A and all of the disclosure contained herein is modified in its entirety by the terms and provisions of our 2002 Plan. The affirmative vote by holders of a majority of the shares present and entitled to vote at the Annual Meeting will be required to approve this proposal.

THE BOARD RECOMMENDS A VOTE "FOR" THE RATIFICATION AND APPROVAL OF THE 2002 STOCK PLAN.

                                   PROPOSAL 4

THE  RATIFICATION  AND  ADOPTION  OF SPECIAL  SHAREHOLDER  RESOLUTIONS  TO AMEND
ARTICLE IV OF THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARE CAPITAL OF THE COMPANY AND CREATE A CLASS OF "BLANK CHECK" PREFERRED STOCK.

NEPTUNE SOCIETY CAPITAL STOCK

The authorized capital stock of Neptune Society presently consists of Six Million Two Hundred and Fifty Thousand (6,250,000,) shares of common stock, with $0.0008 par value. The Company currently has no authorized, designated or issued preferred stock.

RATIONALE FOR AMENDMENT

Our Board believes that it is in the best interest of the Company and its shareholders to amend the Company's Articles of Incorporation to increase the aggregate amount of share capital authorized for issuance in order to facilitate the Company's ability to raise additional capital, to grant stock options, and to issue stock as compensation and for other purposes.

The Board believes that authorizing "blank check" preferred stock ("Preferred Stock") will provide the Board with flexibility by allowing the Board to designate and issue Preferred Stock with certain rights and preferences to facilitate the Company's ability to complete financing transactions approved by the Board.

Additionally, Preferred Stock could be used, under certain circumstances, as a way to discourage, delay or prevent a takeover of the Company.

The Board proposes and recommends that the Shareholders approve an amendment to the Company's Articles of Incorporation to increase the Company's authorized capital to consist of 75,000,000 shares of common stock, par value $0.001 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share.

OUR PRESENT INTENTIONS

Our Board does not have any current plan to designate or issue Preferred Stock, but we may do so in the future. If the Company issues any Preferred Stock, it is likely that current Shareholders' shareholdings in the Company will eventually be materially diluted.

OUR BOARD'S APPROVAL

The Board has adopted resolutions to approve an amendment to the Company's Articles of Incorporation by the filing of articles of amendment under the Florida Business Corporation Act, If the resolutions described above are approved by the Shareholders, after the filing of articles of amendment is completed, the Company shall be authorized to issue 75,000,000 shares of common stock, par value $0.001 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share. The Board has approved that these resolutions be recommended and submitted to the Shareholders of the Company at the Annual Meeting.

Consistent with the foregoing, the Board recommends and submits the following special resolutions to the Shareholders for their approval and ratification at the Annual Meeting:

     "BE IT RESOLVED AS SPECIAL RESOLUTIONS OF THE SHAREHOLDERS THAT:

     RESOLVED: Article IV of the Amended Articles of Incorporation of the Company shall be amended and restated so that, as amended, said Article IV shall read as follows in its entirety:

                                   "Article IV

               4.1 Authorized Capital Stock. The total authorized capital stock of the Corporation is 85,000,000 shares, consisting of 75,000,000 shares of common stock, par value $0.001 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share. The common stock is subject to the rights and preferences of the preferred stock as set forth below.

               4.2 Common Stock. All authorized shares of common stock shall have full voting powers and, subject to the rights of classes or series of preferred stock, shall be entitled to receive the net assets of the Corporation upon dissolution.

               4.3 Preferred Stock. The board of directors may from time to time, by resolution and subject to filing articles of amendment as provided by Florida law, authorize the issuance of shares of preferred stock in one or more classes or series, the shares of each class or series to have such voting powers, full or limited, and such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as are stated and expressed in the resolution or resolutions providing for the issuance thereof."

     FURTHER RESOLVED: Any duly appointed officer of the Corporation is hereby authorized to do all things and execute all instruments and documents necessary and desirable to carry out the foregoing resolution, including but not limited to, the preparation, execution and filing of articles of amendment to the Corporation's Articles of Incorporation, as amended to accomplish the foregoing resolutions."

The affirmative vote by holders of a majority of the shares present and entitled to vote at the Annual Meeting will be required to approve this proposal.

Unless otherwise instructed, the shares represented by the enclosed form of Proxy will be voted for the above resolution.

THE BOARD RECOMMENDS A VOTE "FOR" THE RATIFICATION AND APPROVAL OF SPECIAL SHAREHOLDER RESOLUTIONS TO AMEND ARTICLE IV OF THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARE CAPITAL OF THE COMPANY AND CREATE A CLASS OF "BLANK CHECK" PREFERRED STOCK.

                 FINANCIAL INFORMATION INCORPORATED BY REFERENCE

The Company hereby incorporates by reference the financial statement and supplemental financial data contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 at Item 8. "Financial Statements and Supplementary Data."

A copy of the Company's Annual Report on Form 10-K (without exhibits) for the fiscal year ended December 31, 2001 is being furnished to each shareholder together with this Proxy Statement.

            SHAREHOLDER PROPOSALS FOR ANNUAL MEETING PROXY STATEMENT

From time to time, shareholders present proposals, which may be the proper subject for inclusion in the Company's Management Proxy Circular and for consideration at its annual meetings of shareholders. To be considered, proposals must be submitted on a timely basis. Proposals for the next regular annual meeting of Shareholders of the Company must be received by the Company at the Company's principal executive officers, 3500 W. Olive, Suite #1430, Burbank, CA 91505 no later than February 28, 2003, for inclusion, if proper, in next year's proxy solicitation materials.

April 29, 2002                        BY ORDER OF THE BOARD OF DIRECTORS:

                                      /s/ Marco Markin

                                      Marco Markin
                                      CEO and Chairman of the Board

                                   SCHEDULE A

                   The Neptune Society, Inc., 2002 Stock Plan





                            THE NEPTUNE SOCIETY, INC.
                                 2002 STOCK PLAN

                               SECTION 1. PURPOSE



     The purposes of this 2002 Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to certain individuals providing services to the Company and its Affiliates, and to promote the success of the Company's business and thereby enhance long-term shareholder value. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or nonqualified stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of the Code, and the regulations promulgated thereunder.

                             SECTION 2. DEFINITIONS

As used herein, the following definitions shall apply:

     "Administrator" means the Committee or, if there is no Committee, the Board. If a Committee has been designated but its authority has been limited by the Board, any responsibilities of the Administrator not assigned to the Committee shall be retained by the Board.

     "Affiliate" means (a) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (b) any entity in which the Company has a significant equity interest, in each case as determined by the Committee, and may include a Parent or Subsidiary.

     "Applicable Laws" means the legal requirements relating to stock options, if any, pursuant to U.S. state corporate laws, U.S. federal and state securities laws, the Code and the rules of any applicable Stock Exchange.

     "Award" means the grant of an Option to an Employee or Consultant.

     "Award Agreement" means a written agreement between the Company and a Participant relating to an Award under the Plan.

     "Board" means the Board of Directors of the Company.

     "Cause" means willful misconduct with respect to, or that is harmful to, the Company or any of its Affiliates including, without limitation, dishonesty, fraud, unauthorized use or disclosure of confidential information or trade secrets or other misconduct (including, without limitation, conviction for a felony), in each case as reasonably determined by the Administrator.

     "Change in Control" shall mean any of the following:

     (a) the acquisition of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities by any person or group of persons, except a Permitted Shareholder (as defined herein), acting in concert. A "Permitted Shareholder" means a holder, as of the date of adoption of this Plan, of voting capital stock of the Company;

     (b) a consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's outstanding capital stock are converted into cash, securities or other property, other than a consolidation or merger of the Company in which the Company's shareholders immediately prior to the consolidation or merger have the same proportionate ownership of voting capital stock of the surviving corporation immediately after the consolidation or merger;

     (c) the sale, transfer or other disposition of all or substantially all of the assets of the Company; or

     (d) in the event that the shares of voting capital stock of the Company are traded on an established securities market: a public announcement that any person has acquired or has the right to acquire beneficial ownership of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities, and for this purpose the terms "person" and "beneficial ownership" shall have the meanings provided in Section 13(d) of the Exchange Act or related rules promulgated by the Securities and Exchange Commission; or the commencement of or public announcement of an intention to make a tender offer or exchange offer for securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

     "Committee" means a committee of directors designated by the Board to administer the Plan. At any time that either Rule 16b-3 or Code Section 162(m) applies to the Company, the Committee shall be comprised of not less than such number of directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3, and, if applicable, each member of the Committee shall be an "outside director" within the meaning of Section 162(m) of the Code.

     "Common Stock" means the common stock of the Company.

     "Company" means The Neptune Society, Inc., a Florida corporation.

     "Consultant" means any person, including an advisor or director, who is engaged by the Company or any Affiliate, Parent or Subsidiary to render services and who is not an Employee.

     "Continuous Status as an Employee or Consultant" means the absence of any interruption or termination of service as an Employee or

Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (a) sick leave, military leave or any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than ninety (90) days, unless re-employment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; (b) transfers between locations of the Company or between the Company, its Affiliates or their respective successors; or (c) a change in status from an Employee to a Consultant or from a Consultant to an Employee.

     "Disability"  means  permanent  and total  disability  as  defined  in Code section 22(e)(3).

     "Employee" means any person, including officers and directors (who meet the requirements of this Section), employed by the Company or any Parent or Subsidiary of the Company, with the status of employment determined based upon such minimum number of hours or periods worked as shall be determined by the Administrator in its discretion, subject to any requirements of the Code. The payment of a director's fee by the Company to a director shall not alone be sufficient to constitute "employment" of such director by the Company.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Fair Market Value" means, as of any date, the fair market value of Common Stock determined as follows:

     (a) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation System ("Nasdaq") and the National Association of Securities Dealers, Inc.'s Over The Counter Bulletin Board ("OTCBB"), its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange, or, if there is more than one such system or exchange, the system or exchange with the greatest volume of trading in Common Stock for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

     (b) If the Common Stock is quoted on the Nasdaq (but not on the National Market thereof), or the OTCBB, or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

     (c) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

     "GoodReason" means the occurrence of any of the following events or conditions without the Participant's consent:

     (a) a change in the Participant's status, title, position or responsibilities (including reporting responsibilities) that represents a substantial reduction in the status, title, position or responsibilities as in effect immediately prior thereto, and which is not remedied promptly after receipt of notice thereof from the Participant;

     (b) a significant reduction (i.e. a reduction of at least 30%) in the Participant's annual base salary that is not part of a Company-wide reduction of salaries; or

     (c) the Company's requiring the Participant to be based at any place outside an 80-mile radius of his or her place of employment prior to a Change in Control, except for reasonably required travel on the Company's business that is not materially greater than such travel requirements prior to the Change in Control.

     "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Award Agreement.

     "Nonqualified Stock Option" means an Option not intended to qualify as an Incentive Stock Option, as designated in the applicable Award Agreement, or an Incentive Stock Option that does not so qualify.

     "Option" means a stock option granted pursuant to the Plan.

     "Optioned Stock" means the Common Stock subject to an Option.

     "Optionee" means an Employee or Consultant who receives an Option.

     "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code, or any successor provision.

     "Participant" means an Employee or Consultant granted an Award under the Plan.

     "Plan" means this 2002 Stock Plan.

     "Reporting Person" means an officer, director, or greater than ten percent (10%) shareholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

     "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act, as the same may be amended from time to time, or any successor provision.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Share" means a share of the Common Stock, as may be adjusted as permitted under the Plan.

     "Stock Exchange" means any stock exchange or consolidated stock price reporting system on which prices for the Common Stock are quoted at any given time.

     "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code, or any successor provision.

                      SECTION 3. STOCK SUBJECT TO THE PLAN

     Subject to the provisions for adjustment under the terms of this Plan, the maximum aggregate number of shares that may be made subject to Awards under the Plan is Seven Hundred and Fifty-Thousand (750,000) shares of Common Stock. The shares may be authorized, but unissued, or reacquired Common Stock. If an Award should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. In addition, any shares of Common Stock that are retained by the Company upon exercise of an Award in order to satisfy the exercise price for such Award or any withholding taxes due with respect to such exercise shall be treated for purposes of this limitation as not issued and shall continue to be available under the Plan. Shares repurchased by the Company pursuant to any repurchase right which the Company may have shall not be available for future grant under the Plan. Notwithstanding the foregoing, the number of Shares available for granting Incentive Stock Options under the Plan shall not exceed Seven Hundred and Fifty-Thousand (750,000) shares of Common Stock, subject to adjustment as provided in the Plan and subject to the provisions of Section 422 or 424 of the Code or any successor provision.

                     SECTION 4. ADMINISTRATION OF THE PLAN

     4.1 Powers of the Administrator. Subject to the provisions of the Plan and to any required approval of any relevant authorities, including the approval, if required, of any Stock Exchange, the Administrator shall have the authority, in its discretion:

     (a) to determine the Fair Market Value of the Common Stock, in accordance with the provisions of the Plan;

     (b) to select the Consultants and Employees to whom Awards may from time to time be granted hereunder;

     (c)  to determine whether and to what extent Awards are granted hereunder;

     (d) to determine the number of shares of Common Stock to be covered by each such Award granted hereunder and the type of each such Award;

     (e)  to approve forms of agreement for use under the Plan;

     (f) to construe and interpret the terms of the Plan and Awards granted under the Plan;

     (g) to determine vesting schedules and any other terms and conditions of Awards, not inconsistent with this Plan;

     (h) to determine whether and under what circumstances an Award may be settled in Common Stock or other consideration instead of cash; and

     (i) to make any other determination and take any other action that the Administrator deems necessary or desirable for the administration of the Plan.

     4.2 Delegation of Authority to Officers. The Administrator may delegate limited authority to specified officers of the Company to grant Awards under the Plan, subject to limitations as set forth in the document granting such authority.

     4.3 Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Participants.

                       SECTION 5. ELIGIBILITY FOR AWARDS

     5.1 Recipients of Grants. Nonqualified Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Award may, if he or she is otherwise eligible, be granted additional Awards.

     5.2 Grants of Awards. No Award may be Granted more than ten years after the earlier of (i) the date of adoption of the Plan by the Board or (ii) the date that the Plan is approved by the Company's shareholders.

     5.3 Type of Award. Each Award Agreement shall indicate the type of Award granted (i.e. Incentive Stock Option or Nonqualified Stock Option). If an Option is granted but the type of Option is not so designated, the Award will be an Incentive Stock Option if all relevant requirements are met; otherwise it will be a Nonqualified Stock Option. Notwithstanding any such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds the limit set forth in Code section 422(d) (currently $100,000), such excess Options shall be treated as Nonqualified Stock Options. For purposes of this requirement, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares subject to an Incentive Stock Option shall be determined as of the date of the grant of such Option.


                          SECTION 6. AWARDS OF OPTIONS

     6.1 Term of Option. The term of each Option shall be the term stated in the Award Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement.

     6.2 Option Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator and may be greater than or less than Fair Market Value at the time of grant, except that in the case of an Incentive Stock Option, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant; and (b) furthermore, in the case of an Incentive Stock Option that is granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

     6.3 Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (a) cash or check,
(b) cancellation of indebtedness of the Company to Optionee, (c) promissory note (subject to approval by the Company, and provided that such note is for a term of not greater than five years and provides for a reasonable rate of interest),
(d) surrender of other Shares that (i) have been owned by Optionee for more than six months on the date of surrender or such other period as may be required to avoid a charge to the Company's earnings, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of Shares to be purchased by Optionee as to which such Option shall be exercised, (e) if there is a public market for the Shares and they are registered under the Securities Act, delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the aggregate exercise price and any applicable income or employment taxes, (f) any combination of the foregoing methods of payment, or (g) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company or result in the recognition of compensation expense (or additional compensation expense) for financial reporting purposes.

     6.4 Vesting of Options.

     (a) Vesting Schedule. Except as authorized by the Administrator as permitted under the terms of this Plan, no Option will be exercisable until it has vested. The Administrator will specify the vesting schedule for each Option at the time of grant of the Option, provided that if no vesting schedule is specified at the time of grant, the Option shall vest in full over the course of five (5) years from date of grant as follows:

               (i) twenty percent (20%) of the total number of Shares granted under the Option shall vest after one (1) year of Continuous Status as an Employee or Consultant; and

               (ii) the remaining eighty percent (80%) of the Shares granted under the Option shall vest pro rata monthly over the following forty-eight (48) months of Continuous Status as an Employee or Consultant.

     The Administrator may specify a vesting schedule for all or any portion of an Option based on the achievement of performance objectives with respect to the Company, an Affiliate, Parent or Subsidiary, and/or Optionee, and as shall be permissible under the terms of the Plan.

     (b) Acceleration of Vesting. The vesting of one or more outstanding Options may be accelerated by the Administrator at such times and in such amounts as it determines in its sole discretion. The vesting of Options may also be accelerated in connection with certain corporate transactions, as described below.

     6.5 Procedure for Exercise; Rights as a Shareholder. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and the Company has received full payment for the Shares with respect to which the Option is exercised; provided, however that the following terms and conditions shall apply to the exercise of the Option.

     (a) Any Award exercised before the company obtains shareholder approval of the Plan shall be rescinded if such shareholder approval is not obtained within 12 months before or after the Plan is adopted by the Board.

     (b)  An Option may not be exercised for a fraction of a Share.

     (c) Full payment may, as authorized by the Administrator, consist of any consideration and method of payment as described above.

     (d) Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option.

     (e) The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 9 of the Plan.

     (f) Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

     6.6 Exercise After Termination of Employment or Consulting Relationship.

     (a) Termination of Employment or Consulting Relationship. Except as otherwise provided herein or in the applicable Award Agreement, in the event of termination of a Participant's Continuous Status as an Employee or Consultant, such Participant may exercise his or her Option to the extent that Participant was entitled to exercise it at the date of such termination, but only within three (3) months after the date of such termination (or such other longer period of time as is determined by the Administrator, provided that no Option which is exercised after such three-month period will be treated as an Incentive Stock Option). In no event may an Option be exercised later than the expiration date of the term of such Option as set forth in the Award Agreement. To the extent that Participant was not entitled to exercise the Option at the date of such termination, or if Participant does not exercise such Option to the extent so entitled within the time specified, the Option shall terminate. In the event of a change in status from an Employee to a Consultant, or a transfer of employment to an Affiliate that is not a Parent or a Subsidiary (neither of which constitutes a termination of Continuous Status as an Employee or Consultant), any Incentive Stock Option not exercised within three months of such change will thereafter be treated as a Nonqualified Stock Option.

     (b) Disability of Participant. Notwithstanding the provisions set forth above, in the event of termination of a Participant's Continuous Status as an Employee or Consultant as a result of his or her Disability, Participant may, but only within twelve (12) months (or, with respect to a Nonqualified Stock Option, such other longer period of time, if any, as is determined by the Administrator) after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Award Agreement), exercise the Option to the extent he or she is otherwise entitled to exercise it at the date of such termination. To the extent that Participant was not entitled to exercise the Option at the date of termination, or if Participant does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

     (c) Death of Participant. In the event of the death of a Participant during the period of Continuous Status as an Employee or Consultant, or within thirty (30) days following the termination of Participant's Continuous Status as an Employee or Consultant, the Option may be exercised at any time within twelve (12) months (or, with respect to a Nonqualified Stock Option, such other longer period of time, if any, as is determined by the Administrator) after the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Award Agreement), by Participant's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent Participant was entitled to exercise the Option at the date of death or, if earlier, the date of termination of the Continuous Status as an Employee or Consultant. To the extent that Participant was not entitled to exercise the Option at the date of death or termination, as the case may be, or if Participant or the Participant's estate (or, as applicable, heirs, personal representative, executor or administrator) does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

     (d) Termination for Cause. Notwithstanding the above, and unless otherwise set forth in the Award Agreement, if Participant's Continuous Status as an Employee or Consultant is terminated for Cause, the Option shall automatically terminate upon first notification to Participant of such termination, unless the Plan Administrator determines otherwise. If Participant's employment or services are suspended pending an investigation of whether Participant shall be terminated for Cause, all of Participant's rights under any Option likewise shall be suspended during the period of investigation.

     6.7 Rule 16b-3. Options granted to Reporting Persons shall comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption for Plan transactions.

     6.8 Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to Optionee at the time that such offer is made.

     6.9 Early Issuance and Repurchase Rights. The Administrator shall have the discretion to authorize the issuance of unvested Shares pursuant to the exercise of an Option. In the event of termination of the Optionee's employment or services, all Shares issued upon exercise of an Option which are unvested at the time of cessation of employment or services shall be non-transferable and subject to repurchase at the exercise price paid for such Shares. The terms and conditions upon which such repurchase right shall be exercisable (including the period and procedure for exercise) shall be established by the Administrator and set forth in the agreement evidencing such right. All of the Company's outstanding repurchase rights under this Section are assignable by the Company at any time and shall remain in full force and effect in the event of a Change in Control; provided that if the vesting of Options is accelerated as permitted under the Plan, the repurchase rights under this Section shall terminate and all Shares subject to such terminated rights shall immediately vest in full. The Administrator shall have the discretionary authority, exercisable either before or after the Optionee's cessation of employment or services, to cancel the Company's outstanding repurchase rights with respect to one or more Shares purchased or purchasable by the Optionee under an Option and thereby accelerate the vesting of such Shares in whole or in part at any time.

             SECTION 7. SATISFACTION OF WITHHOLDING TAX OBLIGATIONS

     7.1 Withholding Tax. At the discretion of the Administrator, Participants may satisfy withholding obligations as provided in this paragraph. When a
Participant incurs tax liability in connection with an Award, which tax liability is subject to tax withholding under applicable tax laws (including, without limitation, income and payroll withholding taxes), and Participant is obligated to pay the Company an amount required to be withheld under applicable tax laws, Participant may satisfy the tax withholding obligation by one or some combination of the following methods: (a) by cash payment, (b) out of Participant's current compensation, (c) if permitted by the Administrator, in its discretion, by surrendering to the Company Shares that (i) have been owned by Participant for more than six (6) months on the date of surrender or such other period as may be required to avoid a charge to the Company's earnings, and
(ii) have a fair market value on the date of surrender equal to (or less than, if other consideration is paid to the Company to satisfy the withholding obligation) Participant's marginal tax rate times the ordinary income recognized, plus an amount equal to the Participant's share of any applicable payroll withholding taxes, or (d) if permitted by the Administrator, in its discretion, by electing to have the Company withhold from the Shares to be issued upon exercise of the Award, if any, that number of Shares having a Fair Market Value equal to the amount required to be withheld. For this purpose, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date"). In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company or result in the recognition of compensation expense (or additional compensation expense) for financial reporting purposes.

     7.2 Reporting Persons. Any surrender by a Reporting Person of previously owned Shares to satisfy tax withholding obligations arising upon exercise of this Award must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

     7.3 Form of Election. All elections by a Participant to have Shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Administrator and shall be subject to the following additional restrictions:

     (a)  the election must be made on or prior to the applicable Tax Date;

     (b) once made, the election shall be irrevocable as to the particular Shares of the Award as to which the election is made;

     (c) if Participant is a Reporting Person, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions; and

     (d) all elections shall be subject to the consent or disapproval of the Administrator.

     7.4 Deferral of Tax Date. In the event the election to have Shares withheld is made by a Participant and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, Participant shall receive the full number of Shares with respect to which the Award is exercised but such Participant shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

                             SECTION 8. ADJUSTMENTS

     8.1 Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per Share covered by each such outstanding Award, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common
Stock resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

     8.2 Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify Participants at least fifteen (15) days prior to such proposed action. To the extent not previously exercised, Awards will terminate immediately prior to the consummation of such proposed action.

     8.3 Change in Control Transactions. Except as otherwise provided herein or in the Award Agreement, in the event of any Change in Control each Option and each Share of Restricted Stock that is then outstanding shall, immediately prior to the specified effective date for the Change in Control, become 100% vested. Notwithstanding the foregoing, such vesting shall not so accelerate if and to the extent that (a) in the opinion of the Company's accountants, it would render unavailable "pooling of interest" accounting for a transaction that would otherwise qualify for such accounting treatment; or (b)]such Award is, in connection with the Change in Control, either continued in effect, assumed by the successor corporation (or parent thereof) or replaced with a comparable award relating to shares of the capital stock of the successor corporation (or its parent corporation). If the Administrator determines that such an assumption or replacement will be made, the Administrator shall give the Participants notice of such determination, and of the provisions of such assumption or replacement, and any adjustments made (x) to the number and kind of shares subject to the outstanding Awards (or to the options in substitution therefore),
(y) to the exercise prices, and/or (z) to the terms and conditions of the stock options. Any such determination shall be made in the sole discretion of the Administrator and shall be final, conclusive and binding on all Participants. In the event the Participant's employment or services should terminate within six months following such Change in Control, and such Award was continued, assumed or replaced in the Change in Control and was not otherwise accelerated at that time, all of the unvested shares subject to such Award shall vest immediately upon such termination, unless such employment or services are terminated by the Company for Cause or by the Participant voluntarily without Good Reason. To the extent Awards are not continued or assumed by the successor corporation or an affiliate thereof, all unexercised Awards shall terminate and cease to remain outstanding immediately following the consummation of the Change in Control.

     8.4 Certain Distributions. In the event of any distribution to the Company's shareholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriately adjust the price per share of Common Stock covered by each outstanding Option to reflect the effect of such distribution.

                               SECTION 9. GENERAL

     9.1 Transferability Of Options. Except as otherwise provided in the applicable Award Agreement, Options granted under this Plan may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will, by applicable laws of descent and distribution or (except in the case of an Incentive Stock Option) pursuant to a qualified domestic relations order, and shall not be subject to execution, attachment or similar process, and may be exercised or purchased during the lifetime of Optionee only by Optionee. Notwithstanding the foregoing, any Award Agreement may provide (or be amended to provide) that a Nonqualified Stock Option to which it relates is transferable without payment of consideration to immediate family members of the Optionee or to trusts or partnerships established exclusively for the benefit of the Optionee and the Optionee's immediate family members. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any Option or of any right or privilege conferred by this Plan contrary to the provisions hereof, or upon the sale, levy or any attachment or similar process upon the rights and privileges conferred by this Plan, such Option shall thereupon terminate and become null and void.

     9.2 Date of Grant. The date of grant of an Award shall, for all purposes, be the date on which the Administrator (or an officer to whom authority to grant options has been delegated by the Administrator) makes the determination granting such Award, or such later date as is determined by the Administrator or officer. Notice of the determination shall be given to each Employee or Consultant to whom an Award is so granted within a reasonable time after the date of such grant.

     9.3 Conditions Upon Issuance Of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any Stock Exchange. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by law.

     9.4 Amendment and Termination. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made that would impair the rights of any Participant under any Award previously granted, unless mutually agreed otherwise, which agreement must be in writing and signed by Participant and the Company. In addition, to the extent necessary to comply with Rule 16b-3 or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of any Stock Exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

     9.5 Rights of First Refusal. Until the date on which the initial registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act first becomes effective, the Company shall have the right of first refusal with respect to any proposed sale or other disposition by a Participant of any Shares issued pursuant to an Award granted under the Plan. Such right of first refusal shall be exercisable in accordance with the terms and conditions established by the Plan Administrator and set forth in the agreement evidencing such right.

     9.6 Reservation Of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     9.7 Information To Optionees. As soon as administratively feasible after making any Award under the Plan, the Company shall provide to the Participant a copy of the Plan and a copy of any relevant agreement(s).

     9.8 Financial Statements. The Company shall provide, subject to the terms of this Section, annual financial statements of the Company to each Optionee holding an outstanding Award under the Plan. Such financial statements may be unaudited financial statements. Notwithstanding the foregoing, if the Committee determines that an Optionee is a key employee whose duties at the Company assure them access to information equivalent to the information contained in the Company's financial statements, the Company is not obligated to provide such Optionee with annual financial statements.

     9.9 Employment Relationship. The Plan shall not confer upon any Participant any right with respect to continuation of Participant's employment or consulting relationship with the Company, nor shall it interfere in any way with such Participant's right or the Company's right to terminate the Participant's employment or consulting relationship at any time, with or without cause.

     9.10 No Rights to Awards. No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

     9.11 No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate such employment at any time, with or without cause. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement.

     9.12 Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

     9.13 No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

     9.14 Term Of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated as permitted herein.

     9.15 Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law and the rules of any Stock Exchange upon which the Common Stock is listed and in accordance with the Company's bylaws. All Options issued under the Plan shall become void in the event such approval is not obtained in a timely manner.


This Plan was adopted by the Board on April 5, 2002.

PROXY CARD

                  For the Annual Meeting of the Shareholders of
                            The Neptune Society, Inc.

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
                               BOARD OF DIRECTORS.

The undersigned hereby appoints Marco P. Markin, Rodney M. Bagley and David L. Schroeder (each a "Proxy" and collectively the "Proxies"), and each of them, with full power of substitution, as proxies to vote the shares, which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on Wednesday, May 22, 2002 and at any adjournment thereof.


                                                   FOR     AGAINST      ABSTAIN
   1. Election of directors:

               Gary Loffredo                      [   ]    [   ]          [   ]

               Marco P. Markin                    [   ]    [   ]          [   ]

               David L. Schroeder                 [   ]    [   ]          [   ]

               Rodney M. Bagley                   [   ]    [   ]          [   ]

               Anthony George                     [   ]    [   ]          [   ]

               Bryan G. Symington Smith           [   ]    [   ]          [   ]


                                                   FOR     AGAINST      ABSTAIN

   2. To ratify the selection of Stonefield       [   ]    [   ]          [   ]
      Josephson, Inc., as independent auditors for the Company for the fiscal year ending December 31, 2002.

                                                   FOR     AGAINST      ABSTAIN

   3. Approval and ratification of the 2002       [   ]    [   ]          [   ]
      Stock Option Plan:

                                                   FOR     AGAINST      ABSTAIN

   4. Approval and ratification of special        [   ]    [   ]          [   ]
      shareholders' resolutions to increase the authorized share capital of the Company to consist of 75,000,000 shares of common stock and 10,000,000 shares of preferred stock.

                                                   FOR     AGAINST      ABSTAIN

   5. In their discretion the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                                                  [   ]    [   ]          [   ]


I PLAN TO ATTEND THE MEETING.   [  ]

This proxy, when properly signed will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS NOTED ABOVE.

IMPORTANT -- PLEASE SIGN AND RETURN THIS PROXY PROMPTLY. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

     Number of Shares Held: _________


Signature(s)                                           Dated
                ---------------------------------             ------------------


Signature(s)                                           Dated
                ---------------------------------             ------------------


Printed name(s)
                --------------------------------


Note: Please sign exactly as the name(s) appears on the stock certificate(s). Joint owners should each sign. Trustees and others acting in a representative capacity should indicate the capacity in which they sign.